Exhibit 10.4

INTERCREDITOR AGREEMENT

by and among

VIRGINIA ELECTRIC AND POWER COMPANY

VIRGINIA POWER FUEL SECURITIZATION, LLC

VIRGINIA POWER FUEL SECURITIZATION II, LLC

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION

Dated as of [____], 2026

This INTERCREDITOR AGREEMENT (this “Agreement”) is made as of [_____], 2026, by and among:

(a) Virginia Electric and Power Company (in its individual capacity, the “Company.”), and in its separate capacities as: (i) the initial servicer of the Deferred Fuel Cost Property (as defined herein) (including any successor in such capacity, the “Deferred Fuel Cost Property Servicer”), (ii) the initial servicer of the Deferred Fuel Cost II Property (as defined herein) referred to below (including any successor in such capacity, the “Deferred Fuel Cost II Property Servicer” and the Deferred Fuel Cost Property Servicer, each a “Property Servicer”) and (iii) as a collection agent for the benefit of each of the Property Servicers in accordance with the terms of this Agreement;

(b) Virginia Power Fuel Securitization, LLC, a Delaware limited liability company (the “Deferred Fuel Cost Bond Issuer”);

(c) U.S. Bank Trust Company, National Association, a national banking association, not in its individual capacity but solely in its capacity as indenture trustee (including any successor in such capacity, the “Deferred Fuel Cost Bond Trustee”) under the Deferred Fuel Cost Bond Indenture referred to below;

(d) Virginia Power Fuel Securitization II, LLC, a Delaware limited liability company (the “Deferred Fuel Cost II Bond Issuer” and, together with the Deferred Fuel Cost Bond Issuer, the “Bond Issuers”);

(e) U.S. Bank Trust Company, National Association, a national banking association, not in its individual capacity but solely in its capacity as indenture trustee (including any successor in such capacity, the “Deferred Fuel Cost II Bond Trustee” and, together with the Deferred Fuel Cost Bond Trustee, the “Bond Trustees”) under the Deferred Fuel Cost Bond II Indenture referred to below.

WHEREAS, pursuant to the terms of that certain Deferred Fuel Cost Property Purchase and Sale Agreement, dated as of February 14, 2024 (as it may hereafter from time to time be amended, restated or modified and as supplemented from time to time, the “Deferred Fuel Cost Property Sale Agreement”), by and between the Deferred Fuel Cost Bond Issuer and the Company, and acknowledged and accepted by the Deferred Fuel Cost Bond Trustee, the Company, in its capacity as seller, has sold to the Deferred Fuel Cost Bond Issuer certain assets known as “deferred fuel cost property,” which includes the right to impose, bill, charge, collect and receive the “deferred fuel cost charge” as each such term is defined or as otherwise used in Section 56-249.6:2 O of the portion of the Virginia Electric Utility Regulation Act, effective July 1, 2023, codified at Section 249.6:2 of Title 56 of the Code of Virginia (such portion, as subsequently amended by Virginia House Bill 1393 and Virginia Senate Bill 253, the “Deferred Fuel Cost Statute”) created pursuant to the financing order issued by the State Corporation Commission of the Commonwealth of Virginia (the “Commission”) to the Company on November 3, 2023, Case No. PUR-2023-00112, authorizing the creation of the deferred fuel cost property (such deferred fuel cost property, the “Deferred Fuel Cost Property” and such deferred fuel cost charge, the “Deferred Fuel Cost Charge”);

WHEREAS, pursuant to the terms of that certain Indenture, dated as of February 14, 2024 (as it may hereafter from time to time be amended, restated or modified and as supplemented by the Supplemental Indenture (as defined in the Deferred Fuel Cost Bond Indenture) and any other supplemental indenture from time to time, the Supplemental Indenture and Indenture, as supplemented, being collectively referred to herein as the “Deferred Fuel Cost Bond Indenture”), by and among the Deferred Fuel Cost Bond Issuer, the Deferred Fuel Cost Bond Trustee and U.S. Bank, National Association, in its capacity as securities intermediary, the Deferred Fuel Cost Bond Issuer, among other things, has granted to the Deferred Fuel Cost Bond Trustee a security interest in certain of its assets, including the Deferred Fuel Cost Property, to secure, among other things, the bonds issued pursuant to the Deferred Fuel Cost Bond Indenture (the “Deferred Fuel Cost Bonds”);

WHEREAS, pursuant to the terms of that certain Deferred Fuel Cost Property Servicing Agreement, dated as of February 14, 2024 (as it may hereafter from time to time be amended, restated or modified and as supplemented from time to time, the “Deferred Fuel Cost Servicing Agreement,” and, together with the Deferred Fuel Cost Property Sale Agreement and the Deferred Fuel Cost Bond Indenture, the “Deferred Fuel Cost Bond Agreements”), by and between the Deferred Fuel Cost Bond Issuer and the Deferred Fuel Cost Property Servicer, and acknowledged and accepted by the Deferred Fuel Cost Bond Trustee, the Deferred Fuel Cost Property Servicer has agreed to provide for the benefit of the Deferred Fuel Cost Bond Issuer certain servicing and collection functions with respect to the Deferred Fuel Cost Charge;

WHEREAS, pursuant to the terms of that certain Deferred Fuel Cost Property Purchase and Sale Agreement, dated [_____], 2026 (as it may hereafter from time to time be amended, restated or modified and as supplemented from time to time, the “Deferred Fuel Cost Property II Sale Agreement”), by and between the Deferred Fuel Cost II Bond Issuer and the Company, and acknowledged and accepted by the Deferred Fuel Cost II Bond Trustee, the Company, in its capacity as seller, has sold to the Deferred Fuel Cost II Bond Issuer certain assets known as “deferred fuel cost property,” which includes the right to impose, bill, charge, collect and receive “deferred fuel cost charges” as each such term is defined or as otherwise used in Section 56-249.6:2 O of the Deferred Fuel Cost Statute created pursuant to the financing order issued by the Commission to the Company on September 29, 2026, Case No. PUR-2026-00078, authorizing the creation of the deferred fuel cost property (such deferred fuel cost property, the “Deferred Fuel Cost II Property” and such deferred fuel cost charge, the “Deferred Fuel Cost II Charge”; the Deferred Fuel Cost Property, together with the Deferred Fuel Cost II Property, the “Property,” and the Deferred Fuel Cost Charge, together with Deferred Fuel Cost II Charge, the “Charges”);

WHEREAS, pursuant to the terms of that certain Indenture, dated [_____], 2026 (as it may hereafter from time to time be amended, restated or modified and as supplemented by the Supplemental Indenture (as defined in the Deferred Fuel Cost Bond II Indenture) and any other supplemental indenture from time to time, the Supplemental Indenture and Indenture, as supplemented, being collectively referred to herein as the “Deferred Fuel Cost Bond II Indenture”), by and among the Deferred Fuel Cost II Bond Issuer, the Deferred Fuel Cost II Bond Trustee and U.S. Bank, National Association, in its capacity as securities intermediary, the Deferred Fuel Cost II Bond Issuer, among other things, has granted to the Deferred Fuel Cost II Bond Trustee a security interest in certain of its assets, including the Deferred Fuel Cost II Property, to secure, among other things, the bonds issued pursuant to the Deferred Fuel Cost Bond II Indenture (the “Deferred Fuel Cost II Bonds” and, together with the Deferred Fuel Cost Bonds, the “Bonds”);

WHEREAS, pursuant to the terms of that certain Deferred Fuel Cost Property Servicing Agreement, dated [_____], 2026 (as it may hereafter from time to time be amended, restated or modified and as supplemented from time to time, the “Deferred Fuel Cost II Servicing Agreement” and, together with the Deferred Fuel Cost Property II Sale Agreement and the Deferred Fuel Cost Bond II Indenture, the “Deferred Fuel Cost II Bond Agreements” and, together with the Deferred Fuel Cost Bond Agreements, the “Bond Agreements”), by and between the Deferred Fuel Cost II Bond Issuer and the Deferred Fuel Cost II Property Servicer, and acknowledged and accepted by the Deferred Fuel Cost II Bond Trustee, the Deferred Fuel Cost II Property Servicer has agreed to provide for the benefit of the Deferred Fuel Cost II Bond Issuer certain servicing and collection functions with respect to the Deferred Fuel Cost II Charge;

WHEREAS, the Deferred Fuel Cost Charge and the Deferred Fuel Cost II Charge will be invoiced collectively on single bills sent to certain Company retail customers (the “Customers”), which Customers are obligated, as applicable, to pay each of the Deferred Fuel Cost Charge and the Deferred Fuel Cost II Charge, and the parties hereto wish to agree upon their respective rights relating to the Deferred Fuel Cost Charge and the Deferred Fuel Cost II Charge and any bank accounts into which collections of the foregoing may be deposited, as well as other matters of common interest to them which arise under or result from the coexistence of the Deferred Fuel Cost Bond Agreements and the Deferred Fuel Cost II Bond Agreements; and

WHEREAS, the Deferred Fuel Cost Bond Trustee has a security interest in the Deferred Fuel Cost Charge and the Deferred Fuel Cost II Bond Trustee has a security interest in the Deferred Fuel Cost II Charge and the Deferred Fuel Cost II Bond Trustee does not have a security interest in the Deferred Fuel Cost Charge and the Deferred Fuel Cost Bond Trustee does not have a security interest in the Deferred Fuel Cost II Charge.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1. Acknowledgment of Ownership Interests and Security Interests. Each of the parties hereto hereby acknowledges the ownership interest of the Deferred Fuel Cost Bond Issuer in the Deferred Fuel Cost Property, including the Deferred Fuel Cost Charge and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom, and the security interests granted therein in favor of the Deferred Fuel Cost Bond Trustee for the benefit of itself and the holders of the Deferred Fuel Cost Bonds. Each of the parties hereto hereby acknowledges the ownership interest of the Deferred Fuel Cost II Bond Issuer in the Deferred Fuel Cost II Property, including the Deferred Fuel Cost II Charge and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom, and the security interests granted therein in favor of the Deferred Fuel Cost II Bond Trustee for the benefit of itself and the holders of the Deferred Fuel Cost II Bonds. The parties hereto agree that the Deferred Fuel Cost Property and the Deferred Fuel Cost II Property each shall constitute separate property rights notwithstanding that they may be evidenced by a single bill.

SECTION 2. Deposit Accounts.

(a) The parties hereto each acknowledge that collections with respect to the Property may from time to time be deposited into one or more designated accounts of the Company (the “Deposit Accounts”). Subject to Section 4, the Company, in its capacity as a collection agent for the benefit of the other parties hereto, agrees to:

(i) maintain the collections in the Deposit Accounts for the benefit of each Property Servicer (to the extent such Property Servicer is not the Company), each Bond Trustee and each Bond Issuer, as their respective interests may appear;

(ii) promptly identify which funds constitute collections in respect of the Deferred Fuel Cost Property and the Deferred Fuel Cost II Property, respectively, and allocate and remit funds from the Deposit Accounts (x) in the case of collections relating to the Deferred Fuel Cost Property, at the times and in the manner specified in the Deferred Fuel Cost Bond Agreements to the Deferred Fuel Cost Bond Trustee; and (y) in the case of collections relating to the Deferred Fuel Cost II Property, at the times and in the manner specified in the Deferred Fuel Cost II Bond Agreements to the Deferred Fuel Cost II Bond Trustee; provided, that to the extent that any shortfall exists between the aggregate amount billed with respect to the Charges and the aggregate amount collected, collections shall first be applied to the Deferred Fuel Cost Charge with any remaining amounts applied to the Deferred Fuel Cost II Charge; and

(iii) maintain records as to the amounts deposited into the Deposit Accounts, the amounts remitted therefrom and the identifications and allocations as provided above in this subsection (a).

(b) Each Bond Trustee and each Bond Issuer shall have the right to require an accounting from time to time of collections, deposits, allocations and remittances by the Company relating to the Deposit Accounts. Each Bond Trustee and each Bond Issuer acknowledge that remittances to the Deposit Accounts may be based on estimates and that all remittances to the Bond Trustees shall be subject to reconciliation as provided in Section 6.11(c) of the applicable Servicing Agreement. Consistent with the provisions of the Servicing Agreements, in the case of a Remittance Shortfall (as defined in the applicable Bond Agreements), each Bond Issuer shall be entitled to look to the related Property Servicer for any such shortfall, and, in the case of an Excess Remittance (as defined in the applicable Bond Agreements), the related Property Servicer may reduce the Daily Remittance Amount (as defined in the applicable Bond Agreements) in an amount equal to such excess until such excess amount has been reduced to zero. Notwithstanding the foregoing, nothing in this Section 2(b) shall prohibit any party (the “remitting party”) from netting any reconciliation payments to be paid under or consistent with this Section 2(b) by such remitting party to another party (the “receiving party”) against the amounts to be paid under this Section 2(b) by such receiving party to the remitting party.

(c) For the avoidance of doubt, the Deferred Fuel Cost Bond Trustee and the Deferred Fuel Cost Bond Issuer waive any interest in deposits to the Deposit Accounts to the extent that they are properly allocable as collections with respect to the Deferred Fuel Cost II Charge, and the Deferred Fuel Cost II Bond Trustee and the Deferred Fuel Cost II Bond Issuer waive any interest in deposits to the Deposit Accounts to the extent that they are properly allocable as collections with respect to the Deferred Fuel Cost Charge. Each of the parties hereto acknowledges the respective security interests of the others in amounts on deposit in the Deposit Accounts to the extent of their respective interests as described in this Agreement.

(d) In no event may a Bond Trustee, a Bond Issuer or a Property Servicer take any action with respect to Charges in a manner that would result in such Bond Trustee obtaining possession of, or any control over, collections of Charges not allocable to such Bond Trustee or any Deposit Account. In the event that a Bond Trustee, a Bond Issuer or a Property Servicer obtains possession of any such collections, such Bond Trustee, a Bond Issuer or a Property Servicer, as applicable, shall notify the other Bond Trustee of such fact, shall hold such amounts in trust and shall promptly deliver them to such Bond Trustee (or its designees) upon request.

(e) Except as expressly contemplated herein, the Company agrees that it shall not sell, dispose of, or otherwise transfer ownership of a Deposit Account or any funds on deposit therein to any other person, nor create or suffer to exist any lien on any Deposit Account or any funds on deposit therein other than acknowledgments with respect to the property of any other entities or the collateral of any other creditors that may from time to time be deposited into the Deposit Accounts hereunder. The Company shall not amend or modify the provisions governing the operation of any Deposit Account in any way which could adversely affect the provisions of this Agreement without the prior written consent of each other party hereto. The Company agrees that it shall not allow any pledge or sale of any receivables, charges or other liabilities owned by it or by any of its subsidiaries in which the collections thereon are to be directed to any Deposit Account, unless the purchasers or secured parties with respect to any such receivables, charges or other liabilities agree to become parties hereto.

SECTION 3. Time or Order of Attachment. The acknowledgments contained in Sections 1 and 2 are applicable irrespective of the time or order of attachment or perfection of security or ownership interests or the time or order of filing or recording of financing statements or mortgages or filings under applicable law.

SECTION 4. Servicing.

(a) Pursuant to Section 2, the Company, in its role as collection agent hereunder, shall make or cause to be made any calculations, allocate and remit funds received from Customers for the benefit of each Bond Issuer and each Bond Trustee, respectively, and shall control the movement of such funds out of the Deposit Accounts (such allocation, remittance and deposits hereafter called the “Allocation Services”) in accordance with the terms of this Agreement and the applicable Servicing Agreement. The same entity must always act as servicer in the performance of the Allocation Services as to each Bond Agreement.

(b) In the event that a Bond Trustee is entitled to and directed in writing by the applicable holders of the Bonds under the applicable Indenture to exercise its right, pursuant to the related Bond Agreements, to replace the Company as Property Servicer, and, in such case, therefore to terminate the role of the Company as the collection agent hereunder, the party desiring or directed to exercise such right shall promptly give written notice to the other parties (a “Servicer Termination Notice”) in accordance with the notice provisions of this Agreement and consult with the other parties with respect to the individual, corporation, limited liability company, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization, or governmental authority (such individuals or entities, a “Person”) who would replace the Company in such capacity and also in its other capacities as Property

Servicer under each Bond Agreement, as applicable. Any successor to the Company in such capacities shall be agreed to by each Bond Trustee (in accordance with the related Bond Agreements) within 30 days of the date of the Servicer Termination Notice, and such successor shall be subject to satisfaction of the Rating Agency Condition (as defined below). The Person named as replacement collection agent in accordance with this Section 4 is referred to herein as the “Replacement Collection Agent.” The parties hereto agree that any entity succeeding to the rights of the Company as Property Servicer shall be the same entity.

(c) Anything in this Agreement to the contrary notwithstanding, any action taken by a Bond Trustee to appoint a Replacement Collection Agent pursuant to this Section 4 shall be subject to the Rating Agency Condition and receipt by the Bond Trustee of an Issuer Order (as such term is defined in the related Indenture). For the purposes of this Agreement, the “Rating Agency Condition” has the meaning set forth on Exhibit A. The parties hereto acknowledge and agree that the approval or the consent of the Rating Agencies (as defined on Exhibit A) which is required in order to satisfy the Rating Agency Condition is not subject to any standard of commercial reasonableness, and the parties are bound to satisfy this condition whether or not the Rating Agencies are unreasonable or arbitrary.

SECTION 5. Sharing of Information. The parties hereto agree to reasonably cooperate with each other and make available to each other or any Replacement Collection Agent any and all records and other data relevant to the Property which they may have in their possession or may from time to time receive from the Company or the Property Servicer or any successor hereto or thereto, including, without limitation, any and all computer programs, data files, documents, instruments, files and records and any receptacles and cabinets containing the same as may be reasonably necessary for the other parties hereto to exercise its rights under this Agreement or evaluate the performance of such party of its obligations hereunder or for any Replacement Collection Agent to perform its duties hereunder. The Company hereby consents to the release of information regarding the Company pursuant to this Section 5.

SECTION 6. No Joint Venture; No Fiduciary Obligations; Etc.

(a) Nothing herein contained shall be deemed as effecting a joint venture among any of the Company, the Bond Issuers, the Bond Trustees and the Property Servicers.

(b) No Bond Trustee nor Bond Issuer is the agent of, or owes any fiduciary obligation to any other party under this Agreement. The Company hereby waives any right that it may now have or hereafter acquire to make any claim against any Bond Trustee or any Bond Issuer on the basis of any such fiduciary obligation hereunder.

(c) Notwithstanding anything herein to the contrary, none of any Bond Trustee or any Bond Issuer shall be required to take any action that exposes or which it reasonably believes could expose it to personal liability or that is contrary to any related Bond Agreement or applicable law.

(d) None of any Bond Trustee or any Bond Issuer nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence, bad faith or willful misconduct. Without limiting the foregoing, each Bond Trustee and each Bond Issuer: (i) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any party and shall not be responsible to any party for any statements, warranties or representations made by any other party in connection with this Agreement or any other agreement; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other agreement on the part of any other party; and (iv) shall incur no liability under or in respect of this Agreement by acting upon any writing (which may be by electronic transmission) believed by it in good faith to be genuine and signed or sent by the proper party or parties.

SECTION 7. Method of Adjustment and Allocation. Each of the parties hereto acknowledges that (i) the Deferred Fuel Cost II Property Servicer will adjust and calculate payments of the Deferred Fuel Cost II Charge in accordance with the calculation methodology specified in the true-up mechanism described in Section 4.01 of the Deferred Fuel Cost II Servicing Agreement and allocate payments of such Charge in accordance with Section 6 of Exhibit A of the Deferred Fuel Cost II Servicing Agreement (attached as Exhibit B hereto) and (ii) the Deferred Fuel Cost Property Servicer will adjust and calculate payments of the Deferred Fuel Cost Charge in accordance with the calculation methodology specified in the true-up mechanism described in Section 4.01 of the Deferred Fuel Cost Servicing Agreement and allocate payments of such Charge in accordance with Section 6 of Exhibit A of the Deferred Fuel Cost Servicing Agreement (attached as Exhibit C hereto), and each of the parties hereto hereby acknowledges that neither of the Deferred Fuel Cost Bond Trustee nor the Deferred Fuel Cost II Bond Trustee, shall be deemed or required under this Agreement to have any knowledge of or responsibility for the terms of such documents or any such adjustment, calculation and allocation. Accordingly, each of the Deferred Fuel Cost Bond Trustee and the Deferred Fuel Cost II Bond Trustee may, for the purposes of this Agreement, conclusively rely on the accuracy, correctness and completeness of the calculations of the Property Servicer in making such adjustments, calculations and allocations. Such acknowledgement shall not relieve the Property Servicers of their respective obligations under the Servicing Agreements.

SECTION 8. Termination. This Agreement shall terminate: as to a Bond Issuer and the related Bond Trustee upon the payment in full of the related Bonds, except, in each case, that the understandings and acknowledgements contained in Sections 1, 2, 3, 6 and 15 shall survive the termination of this Agreement. Termination of this Agreement as to any party or parties pursuant to the foregoing sentence shall not affect the rights and obligations of the remaining parties hereto vis-a-vis one another.

SECTION 9. Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b) In connection with any suit, claim, action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby, each party hereto hereby consents to the in personam jurisdiction of any court of the State of New York or any U.S. federal court located in the Borough of Manhattan in the City of New York, State of New York; each party hereto agrees that service by registered mail, or any other form equivalent thereto (or, in the alternative, by any other means sufficient under applicable law, rules and regulations) at the addresses set forth in Section 17 hereof shall be valid and sufficient for all purposes; and each party hereto agrees to, and irrevocably waives any objection based on forum non conveniens or venue not to, appear in such state or U.S. federal court located in the Borough of Manhattan. Each of the Property Servicers and each Bond Issuer irrevocably designates CT Corporation System, 111 Eighth Avenue, New York, NY 10011, as its agent and attorney-in-fact for the acceptance of service of process and making an appearance on its behalf in any such action or proceeding and taking all such acts as may be necessary or appropriate in order to confer jurisdiction over it by such state or U.S. federal court in the Borough of Manhattan, and each of such parties stipulates that such appointment is irrevocable and coupled with an interest.

(c) EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 10. Further Assurances. Each of the parties hereto agrees to execute any and all agreements, instruments, financing statements, releases and any and all other documents reasonably requested by any of the other parties hereto in order to effectuate the intent of this Agreement. In each case where a release is to be given pursuant to this Agreement, the term release shall include any documents or instruments necessary to effect a release, as contemplated by this Agreement. All releases, subordinations and other instruments submitted to the executing party are to be prepared at the expense of the Company. Notwithstanding anything herein to the contrary, no Bond Trustee shall be required to execute any such agreements, instruments, releases or other documents unless directed to do so by an “Issuer Order,” as such term is defined in the related Indenture.

SECTION 11. Limitation on Rights of Others. This Agreement is solely for the benefit of the parties hereto and the holders of the Bonds, and no other person or entity shall have any rights, benefits, priority or interest under or because of the existence of this Agreement.

SECTION 12. Amendments. No amendment of the terms of this Agreement shall be effective unless evidenced by a written instrument signed by the parties hereto at the time of such amendment.

SECTION 13. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons, or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. The words “execution”, “signed” and “signature” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement (to the extent not prohibited under governing documents) shall include images of manually executed signatures transmitted by facsimile or other electronic format (including “pdf”, “tif” or “jpg”) and other electronic signatures (including DocuSign and AdobeSign). Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 15. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement or the related Indenture, each of the parties covenants that it shall not, prior to the date which is one year and one day after payment in full of the last outstanding Bonds issued by such Bond Issuer, acquiesce, petition or otherwise invoke or cause a Bond Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against such Bond Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such Bond Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of such Bond Issuer.

SECTION 16. Trustees. Each Bond Trustee, in acting hereunder, is entitled to all rights, privileges, powers, benefits, protections, limitations of liability, immunities and indemnities accorded to it under the respective Indenture and any other Basic Document (as such term is defined under the respective Indenture). Each party to this Agreement acknowledges and agrees that U.S. Bank Trust Company, National Association, serves in multiple capacities in connection with the transactions contemplated hereby, including as Deferred Fuel Cost Bond Trustee under the Deferred Fuel Cost Bond Agreements and Deferred Fuel Cost II Bond Trustee under the Deferred Fuel Cost II Bond Agreements. U.S. Bank Trust Company, National Association, and/or any of its affiliates may, in such capacities, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by U.S. Bank Trust Company, National Association, and/or its affiliates (including its and/or their succcessors and assigns) of its express duties set forth in this Agreement or the Bond Agreements, in any such capacities, all of which defenses, claims or assertions are hereby waived by the parties to this Agreement.

SECTION 17. Notices, Etc. Any notice provided or permitted by this Agreement to be made upon, given or furnished to or filed with any party hereto shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing by facsimile transmission, other electronic transmission (including email), first-class mail or overnight delivery service to the applicable party at its address set forth following the signature pages hereto, as to any party, at such other address as shall be designated by such party by written notice to the other parties hereto.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

VIRGINIA ELECTRIC AND POWER COMPANY, as Company, as Property Servicer and as a collection agent

By:
Name: [_____]
Title: [_____]

VIRGINIA POWER FUEL SECURITIZATION, LLC, as the Deferred Fuel Cost Bond Issuer

By:
Name: [_____]
Title: [_____]

VIRGINIA POWER FUEL SECURITIZATION II, LLC, as the Deferred Fuel Cost II Bond Issuer

By:
Name: [_____]
Title: [_____]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely in its capacities as the Deferred Fuel Cost Bond Trustee and the Deferred Fuel Cost II Bond Trustee

By:
Name: [_____]
Title: [_____]

Virginia Electric and Power Company

600 East Canal Street

Richmond, Virginia 23219

Attention: [_____]

Telephone: (804)-819-2284

Email: [_____]

Virginia Power Fuel Securitization, LLC

600 East Canal Street

Richmond, Virginia 23219

Attention: [_____]

Telephone: (804)-819-2284

Email: [_____]

Virginia power Fuel Securitization II, LLC

600 East Canal Street

Richmond, Virginia 23219

Attention: [_____]

Telephone: (804)-819-2284

Email: [_____]

U.S. Bank Trust Company, National Association, in its capacity as Deferred Fuel Cost Bond Trustee

U.S. Bank Trust Company, National Association

190 S. LaSalle Street, 7th Floor

Chicago, IL 60603

Attention: Virginia Power Fuel Securitization, LLC

Telephone: (312)-332-7453

Email: maryann.turbak@usbank.com; jose.galarza@usbank.com

U.S. Bank Trust Company, National Association, in its capacity as Deferred Fuel Cost II Bond Trustee

U.S. Bank Trust Company, National Association

190 S. LaSalle Street, 7th Floor

Chicago, IL 60603

Attention: Virginia Power Fuel Securitization II, LLC

Telephone: (312)-332-7453

Email: maryann.turbak@usbank.com; jose.galarza@usbank.com

EXHIBIT A

RATING AGENCY CONDITION

“Moody’s” means Moody’s Investors Service, Inc., or any successor thereto. References to Moody’s are effective so long as Moody’s is a Rating Agency.

“Rating Agency Condition” means, with respect to any action, at least 10 Business Days’ prior written notification to each Rating Agency of such action, and written confirmation from each of S&P and Moody’s to the Bond Trustees and the Bond Issuer that such action will not result in a suspension, reduction or withdrawal of the then current rating by such Rating Agency of any Tranche of the Bonds; provided, that, if within such 10 Business Day period, any Rating Agency (other than S&P) has neither replied to such notification nor responded in a manner that indicates that such Rating Agency is reviewing and considering the notification, then (i) the Bond Issuer shall be required to confirm that such Rating Agency has received the Rating Agency Condition request, and if it has, promptly request the related Rating Agency Condition confirmation and (ii) if the Rating Agency neither replies to such notification nor responds in a manner that indicates it is reviewing and considering the notification within five Business Days following such second request, the applicable Rating Agency Condition requirement shall not be deemed to apply to such Rating Agency. For the purposes of this definition, any confirmation, request, acknowledgment or approval that is required to be in writing may be in the form of electronic mail or a press release (which may contain a general waiver of a Rating Agency’s right to review or consent).

“Rating Agency” means, with respect to any Tranche of Bonds, any of Moody’s, S&P or Fitch that provides a rating with respect to Bonds. If no such organization (or successor) is any longer in existence, “Rating Agency” means a nationally recognized statistical rating organization or other comparable Person designated by the Bond Issuer, written notice of which designation shall be given to each of the Bond Trustees and each of the Property Servicers.

“S&P” means S&P Global Ratings, a Standard & Poor’s Financial Services LLC business, or any successor thereto. References to S&P are effective so long as S&P is a Rating Agency.

“Tranche” means any one of the groupings of Bonds differentiated by scheduled final payment date, expected sinking fund schedule, maturity date, interest rate or other terms, as specified in the applicable Supplemental Indenture.

EXHIBIT B

DEFERRED FUEL COST II SERVICING AGREEMENT

[ATTACHED]

EXHIBIT C

DEFERRED FUEL COST SERVICING AGREEMENT

[ATTACHED]